UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 23, 2021, Altimmune, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). As of August 10, 2021, the record date for the 2021 Annual Meeting, there were 39,705,884 shares of the Company’s common stock outstanding and entitled to vote at the 2021 Annual Meeting. A total of 28,489,957 shares of common stock were present or represented by proxy at the 2021 Annual Meeting, representing 71.75% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Mitchel Sayare, Ph.D.	18,420,433	392,066	9,677,458
Vipin K. Garg, Ph.D.	18,417,793	394,706	9,677,458
David J. Drutz, M.D.	15,118,630	3,693,869	9,677,458
John M. Gill	11,033,020	7,779,479	9,677,458
Philip L. Hodges	18,400,560	411,939	9,677,458
Diane Jorkasky, M.D.	18,406,747	405,752	9,677,458
Wayne Pisano	14,848,010	3,964,489	9,677,458
Klaus O. Schafer, M.D., MPH	18,400,808	411,691	9,677,458

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The results were as follows:

For	Against	Abstain
28,430,498	29,266	30,193

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
8,321,213	10,439,681	51,605	9,677,458

Proposal No. 4: Vote to authorize the adjournment of the 2021 Annual Meeting to enable the Board of Directors to solicit additional proxies. The results were as follows:

For	Against	Abstain
18,509,254	9,785,811	194,892

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2021

ALTIMMUNE, INC.

By:	/s/ William Brown
Name: William Brown
Title: Chief Financial Officer